AKRE FOCUS FUND
Retail Class:  AKREX
Institutional Class:  AKRIX

Supplement dated January 27, 2016 to
Prospectus dated November 28, 2015

Effective immediately, the Automatic Investment Plan language is updated to reflect the appropriate investment minimums for each class.

The following paragraph replaces the language on page 17 of the Prospectus.

Purchasing with an Automatic Investment Plan (Retail and Institutional Class Shareholders)
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $250 in the Retail Class, or $250,000 in the Institutional Class.  Once an account has been opened, you can make additional purchases of shares of the Fund through an AIP.  The AIP provides a convenient method to have monies deducted directly from your bank account for investment into the Fund.  You can make automatic monthly purchases of $250 for Retail Class shares, or $25,000 for Institutional Class shares, or more into the Fund.  Only bank accounts held at domestic institutions that are ACH members may be used for this option.  If you wish to change the amount of your investment or to terminate the plan, please contact the Transfer Agent at least five days prior to the effective date.  Additionally, the Transfer Agent will charge a $25 fee for any payment returned.  The Fund may alter, modify, or terminate the AIP at any time.  To begin participating in the AIP, please complete the Automatic Investment Plan section found on the account application or contact the Fund at 1-877-862-9556.

Please retain this Supplement with the Prospectus.